Exhibit 10.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We have issued our report dated February 16, 2004 accompanying the financial statements of Bioral Nutrient Delivery, LLC (the "Company") for the period January 8, 2003 (inception) through December 31, 2003, contained in the Company's Registration Statement on Form SB-1, dated February 20, 2004, and prospectus contained therein. We consent to the use of the aforementioned report in the Registration Statement and prospectus.

/s/ Aidman, Piser & Company, P.A.

Tampa, Florida
February 20, 2004